UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 15, 2006

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 15, 2006, Microsoft Corporation (“Microsoft”) issued a press release to announce that effective July 2008, Bill Gates, Microsoft’s Chairman and Chief Software Architect, will transition out of a day-to-day role at the company. As further described in the attached press release, after a two-year transition process to ensure a smooth and orderly transfer of Mr. Gates’ daily responsibilities, Mr. Gates will continue to serve as Chairman and an advisor on key development projects beyond 2008.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Microsoft Corporation dated June 15, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: June 16, 2006	/S/ CHRISTOPHER P. LIDDELL
Christopher P. Liddell
Senior Vice President & Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press release dated June 15, 2006

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